Annual Total Returns- Federated Hermes Prime Cash Obligations Fund (Service Shares) [BarChart] - Service Shares - Federated Hermes Prime Cash Obligations Fund - SS	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.01%	0.01%	0.01%	0.01%	0.01%	0.16%	0.83%	1.68%	1.99%	0.38%